UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 5, 2017

Systemax Inc.
(Exact name of registrant as specified in charter)

Delaware	1-13792	11-3262067
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Harbor Park Drive, Port Washington, New York	11050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 608-7000

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                      ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of Systemax Inc. (the “Company”) was held on June 5, 2017.  At the annual meeting, the stockholders of the Company voted on four proposals, summarized below.  The vote on each proposal is set forth below.

1.	To elect seven directors for a one-year term ending at the Company’s 2018 annual meeting of stockholders or until their respective successors are duly elected and qualified:

Name of Nominee	For	Withheld	Broker Non-Votes

Richard Leeds	30,641,412	3,269,870	2,341,790
Bruce Leeds	30,641,412	3,269,870	2,341,790
Robert Leeds	30,641,412	3,269,870	2,341,790
Lawrence Reinhold	30,825,026	3,086,256	2,341,790
Stacy Dick	29,924,671	3,986,611	2,341,790
Robert D. Rosenthal	32,854,212	1,057,070	2,341,790
Marie Adler-Kravecas	33,666,019	245,263	2,341,790

Accordingly, each of the director nominees was re-elected to the Board of Directors.

2.
The adoption, on an advisory basis, of a resolution approving the compensation of the Named Executive Officers of the Company as described in the "Executive Compensation" section of the 2017 Proxy Statement:

For	33,737,608
Against	168,592
Abstain	5,082
Broker Non-Vote	2,341,790

Accordingly, our stockholders approved, on a non-binding advisory basis, the compensation of the Named Executive Officers of the Company.

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2017:

For	36,214,468
Against	31,870
Abstain	6,734
Broker Non-Vote	-

Accordingly, the appointment of Ernst & Young LLP was ratified.

4.	The selection, on an advisory basis, of the frequency of the stockholder vote on the compensation of the Company’s named executive officers.:

3 Years	27,766,122
2 Years	2,480
1 Year	3,441,804
Abstain	2,700,876
Broker Non-Vote	2,341,790

Accordingly, on a non-binding advisory basis, the stockholder vote on compensation of the named executive officers is to be held every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMAX INC.

By: /s/ Eric Lerner
Name: Eric Lerner
Title: Senior Vice President

Dated: June 6, 2017